CONCORDE FUNDS


                        Supplement dated December 4, 2002
                    to the Prospectus dated January 31, 2002


          This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.


          The Concorde Funds have decided to liquidate the Concorde Income Fund on December 19, 2002 or as soon thereafter as is practicable, but in no event later than December 31, 2002. The Income Fund is no longer accepting purchase order and is liquidating its investments in an orderly fashion. Shareholders of Concorde Value Fund may no longer exchange their shares for shares of the Income Fund.

          Concorde Investment Management, the investment adviser to each of the Concorde Funds, has entered into an agreement with Value Line, Inc., a publicly traded investment management and research firm, which contemplates that the shareholders of the Value Fund will be asked to approve:

     o A new investment advisory agreement for the Value Fund with Value Line, Inc.;

     o A sub-advisory agreement for the Value Fund with Value Line, Inc. with Concorde Investment Management;

     o     A new board of directors;

     o     A Service and Distribution Plan pursuant to Rule 12b-1;

     o     The reorganization of the Value Fund into a Maryland corporation.

          The agreement between Concorde Investment Management and Value Line, Inc. contemplates that the Value Fund will disseminate a proxy statement to its shareholders describing in detail the above proposals in late January 2003 and hold the meeting of shareholders at which the proposals will be voted upon in late March 2003.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.